UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 31, 2015

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 America Center Drive San Jose, California		95002
(Address of principal executive offices)		(Zip Code)

(408) 586-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed in Polycom, Inc.’s (the “Company”) filings, the Company has been cooperating with the Enforcement Staff of the Securities and Exchange Commission (“SEC”) in connection with its investigation focused on the expenses of Andrew M. Miller, the Company’s former President and Chief Executive Officer, who resigned as an officer of the Company and from the Board in July 2013, and the Company made an offer of settlement to the SEC to resolve the matter. The SEC announced today that it has reached a settlement with the Company, whereby the Company will pay a $750,000 civil penalty to the SEC to resolve this matter without admitting or denying the SEC’s findings. This amount was fully reserved in the Company’s financial statements for the quarter ended September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Sayed M. Darwish
Sayed M. Darwish
Chief Legal Officer, Executive Vice President of Corporate Development and Secretary

Date: March 31, 2015